SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 21, 2003

                             Northwest Bancorp, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Federal                       0-23817                   23-2900888
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


301 Second Avenue, Warren, Pennsylvania                              16365
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (814) 726-2140



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

         On August 21, 2003, Northwest Bancorp, Inc. announced the conclusion of both the subscription offering and the community offering (together, the "Offering") held pursuant to the Northwest Bancorp, Inc. 2003 Stock Issuance Plan. The press release announcing the conclusion of the Offering is attached as an exhibit to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

         The following Exhibit is filed as part of this report:


         99       Press Release of Northwest Bancorp, Inc. dated August 21, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                NORTHWEST BANCORP, INC.



DATE: August 22, 2003                       By: /s/ William W. Harvey, Jr.
                                                --------------------------------
                                                William W. Harvey, Jr.
                                                Senior Vice President of Finance


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                                  EXHIBIT INDEX

The following Exhibit is filed as part of this report:

     Exhibit No.                          Description

         99       Press Release of Northwest Bancorp, Inc. dated August 21, 2003